Federated Hermes MDT Small Cap Core ETF Investment Strategy - Federated Hermes MDT Small Cap Core ETF	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCEWhat are the Fund’s Main Investment Strategies?
Strategy Narrative [Text Block]	The Fund seeks to achieve its objective by investing primarily in the common stock of small-capitalization (small-cap) U.S. companies. The investment adviser’s investment strategy utilizes a small-cap approach by selecting most of its investments from companies listed in the Russell 2000 Index, an index that measures the performance of the 2,000 smallest U.S. companies by market capitalization within the Russell 3000 Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). The Fund considers small-cap companies to be those within the range of companies listed in the Russell 2000 Index. As of February 28, 2026, companies in the Russell 2000 Index ranged in market capitalization from $6.9 million to $43.6 billion. As more fully described in this Prospectus, the Fund’s investments primarily include the following: equity securities of domestic issuers and real estate investment trusts (“REITs”). As the Fund’s sector exposure approximates the Russell 2000 Index, the Fund may, from time to time, have large allocations to certain broad market sectors, such as financials, healthcare and industrials. Although the Fund’s investments are primarily selected from companies listed in the Russell 2000 Index, the Fund is not designed to track the overall composition or returns of the Russell 2000 Index and the Adviser actively manages the Fund’s investment strategy using the Fund’s quantitative model. The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. For purposes of this policy, small companies will be defined as companies with market capitalizations within the range of companies in the Russell 2000 Index. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.